Exhibit 31.1

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, James M. Jenkins, certify that:

1)
I have reviewed this annual report on Form 10-K/A of Lakeland Industries, Inc. (the “registrant”); and
2)
Based on my knowledge, this report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 21, 2026

	By:	/s/ James M. Jenkins
President and Chief Executive Officer and Executive Chairman